                                                                  EXHIBIT 10.11

                            REIMBURSEMENT AGREEMENT

                            dated as of April 12, 1996


                                  by and among

                                 SELFIX, INC.,

                                 SHUTTERS, INC.

                                      and

                             LASALLE NATIONAL BANK

                             ______________________


                                   $4,000,000


                     Illinois Development Finance Authority

           Variable Rate Demand Industrial Development Revenue Bonds

                             (Selfix,Inc. Project)

                                  Series 1990




                             ______________________




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                              TABLE OF CONTENTS


ARTICLE 1. DEFINITIONS.........................................................1

     Section 1.1.   Definition.................................................1
     Section 1.2.   Accountings Terms and Definitions.........................10

ARTICLE 2. LETTER OF CREDIT...................................................10

     Section 2.1.   Issuance, Reissuance, Extensions and Termination of Letter
                     of Credit................................................10
     Section 2.2.   Agreement to Reimburse Bank ..............................11
     Section 2.3.   Letter of Credit .........................................12
     Section 2.4.   No Deductions; Increased Costs............................13
     Section 2.5.   Interest on Overdue Amounts...............................14
     Section 2.6.   Payments..................................................14
     Section 2.7.   Pledged Bonds.............................................15
     Section 2.8.   Collateral Account........................................15
     Section 2.9.   Security Documents........................................16


ARTICLE 3. GUARANTY...........................................................16

     Section 3.1.   Guaranty of Obligations...................................16
     Section 3.2.   Terms of Guaranty ........................................16

ARTICLE 4. REPRESENTATIONS....................................................16

     Section 4.1.   Organization..............................................16
     Section 4.2.   Authorization; No Conflict................................17
     Section 4.3.   Validity and Binding Nature...............................17
     Section 4.4.   Financial Statements .....................................17
     Section 4.5.   True and Complete Disclosure .............................17
     Section 4.6.   Litigation................................................18
     Section 4.7.   Investment Company Act ...................................18
     Section 4.8.   Public Utility Holding Company Act........................18
     Section 4.9.   Regulation U..............................................18
     Section 4.10. Compliance with Laws ......................................18
     Section 4.11. Tax Returns and Tax Liability..............................18
     Section 4.12. Employee Benefit Plans ....................................19
     Section 4.13. Liens......................................................19

ARTICLE 5. COVENANTS..........................................................19

     Section 5.1.   Payment and Performance...................................19
     Section 5.2.   Financial Statements and Other Reports....................20
     Section 5.3.   Notices...................................................21
     Section 5.4.   Records, Books and Inspections............................21


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     Section 5.5.   Other Agreements .........................................22
     Section 5.6.   Maintenance of Employee Benefit Plans.....................22
     Section 5.7.   Compliance with Regulation U..............................22
     Section 5.8.   Amortization..............................................22
     Section 5.9.   Fiscal Year...............................................22
     Section 5.10.  Consolidated Tangible Net Worth...........................22
     Section 5.11.  Ratio of Annualized Income Available for Debt Service to
                    Annualized Debt Service Requirements......................23

     Section 5.12.  Current Ratio ..........................................  23
     Section 5.13.  Consolidation, Merger, Sale of Assets; etc................23
     Section 5.14.  Indebtedness..............................................23
     Section 5.15.  Liens.....................................................23
     Section 5.16.  Issuance of Stock ........................................24
     Section 5.17.  Guaranties ...............................................24
     Section 5.18.  Redemptions ..............................................24
     Section 5.19.  Dividends and Distributions ..............................24
     Section 5.20.  Transactions with Affiliates..............................24
     Section 5.21.  Investments...............................................24
     Section 5.22.  Further Assurances........................................24

ARTICLE 6. CONDITIONS TO ISSUANCE OF LETTER OF CREDIT.........................25

     Section 6.1.   Documents ................................................25

ARTICLE 7.  EVENTS OF DEFAULT; REMEDIES.......................................26

     Section 7.1.   Events of  Default........................................26
     Section 7.2.   Remedies..................................................28
     Section 7.3.   Set-Off...................................................28
     Section 7.4.   No Remedy Exclusive ......................................29
     Section 7.5.   No Additional Waiver Implied by One Waiver................29

ARTICLE 8. GENERAL ...........................................................29

     Section 8.1.   Amendments................................................29
     Section 8.2.   Notices...................................................29
     Section 8.3.   Costs, Expenses and Taxes ................................29
     Section 8.4.   Liability of the Bank ....................................30
     Section 8.5.   Captions and References ..................................30
     Section 8.6.   Governing Law ............................................31
     Section 8.7.   Successors and Assigns ...................................31
     Section 8.8.   Severability of Provisions................................31
     Section 8.9.   Execution in Counterparts.................................31


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                            REIMBURSEMENT AGREEMENT


     THIS REIMBURSEMENT AGREEMENT, dated as of April 12, 1996, is entered into by and between SELFIX, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Account Party"), SHUTTERS, INC., a corporation duly organized and validly existing under the laws of the State of Illinois (the "Guarantor") and LASALLE NATIONAL BANK, a national banking association (the "Bank").

     WHEREAS, the Illinois Development Finance Authority (the "Issuer"), pursuant to authority granted by The Illinois Development Finance Authority Act, Ch. 48, Paragraph 850.01 et seq. of the Illinois Revised Statutes, as supplemented and amended from time to time, has issued its $4,000,000 Variable Rate Demand Industrial Development Revenue Bonds (Selfix, Inc. Project) Series 1990 (the "Bonds") and loaned the proceeds received from the sale thereof to the Account Party to finance the costs of certain land and equipment and the construction of a manufacturing facility;

     WHEREAS, the Bonds are secured by the Indenture of Trust, Series 1990, dated as of September 1, 1990 (as amended, restated, supplemented or otherwise modified from time to time with the written consent of the Bank, hereinafter called the "Indenture"), between the Issuer and Manufacturers and Traders Trust Company, as Trustee (the "Trustee");

     WHEREAS, the Account Party has requested the Bank to issue an irrevocable direct-pay letter of credit in an amount not exceeding $3,476,165 of which (a) $3,200,000 shall be in respect of principal of the Bonds, and (b) $276,165 shall be in respect of 210 days' accrued interest (calculated at the maximum assumed interest rate of 15% per annum and a year of 365 days) on the Bonds;

     WHEREAS, to induce the Bank to issue the letter of credit described above, the Guarantor, a wholly-owned subsidiary of the Account Party, has agreed to guaranty the Obligations (as hereinafter defined) pursuant to the terms of this Agreement; and

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to issue such letter of credit, and intending to be legally bound hereby, the Account Party and the Bank hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     Section 1.1. Definitions. When used herein, the following terms shall have the following respective meanings, which meanings shall be applicable to both the singular and plural forms of such terms:

     "Account Party" shall have the meaning set forth in the preamble hereto.

     "Account Party Agreements" shall mean the Loan Agreement, the Note, the Arbitrage Regulation Agreement and the Remarketing Agreement.

     "Advances" shall have the meaning assigned thereto in the Credit
Agreement.

     "Affiliate" shall include, with respect to any Person, any Person which directly or indirectly controls, is controlled by, or is under common control with such Person and each officer and director of such Person. For purposes of this definition, a Person shall be deemed to control another Person if the controlling Person owns directly or indirectly five percent (5%) or more of the shares of stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of the controlled person or possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Agreement" shall mean this Reimbursement Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Annualized Debt Service Requirements" shall mean, as of any date of determination thereof, the Debt Service Requirements during the immediately preceding consecutive twelve-month period that ended on such determination date; provided, however, that for any date of determination occurring during the Borrower's fiscal year ending December 29, 1996, "Annualized Debt Service Requirements" shall mean the Debt Service Requirements during the immediately preceding consecutive twelve-month period that ended on such determination date multiplied by a fraction the numerator of which is the number of months from December 31, 1995 to such determination date and the denominator of which is twelve.

     "Annualized Income Available for Debt Service" shall mean, as of any date of determination thereof, the Income Available for Debt Service during the immediately preceding consecutive twelve-month period that ended on such determination date; provided, however, that for any date of determination occurring during the Borrowers' fiscal year ending December 29, 1996, "Annualized Income Available for Debt Service" shall mean Income Available for Debt Service for the period from the beginning of such fiscal year to such date of determination.

     "Arbitrage Regulation Agreement" means the Arbitrage Regulation Agreement dated as of September 1, 1990 among the Account Party, the Issuer and the Trustee.

     "Bank" shall have the meaning set forth in the preamble hereto.

     "Bonds" shall have the meaning set forth in the first recital hereto.

     "Business Day" shall mean a day on which banks located in Chicago, Illinois are not required or authorized to remain closed.

     "Capital Expenditures" shall mean, for any fiscal period, the aggregate of all expenditures during such period for any assets, or for improvements, replacements, substitutions or additions therefor or thereto, which are capitalized on the Consolidated balance sheet of the Account Party and its Subsidiaries and which, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed asset account reflected in such
                                       2
balance sheet, but shall exclude the balance sheet amount of Capitalized Lease Obligations and Purchase Money Indebtedness incurred or assumed during such period.

     "Capital Lease" shall mean a lease of (or other agreement conveying the right to use) real and/or personal property, which obligation is, or in accordance with GAAP is required to be, classified and accounted for as a capital lease on a balance sheet of such Person at the time incurred.

     "Capitalized Lease Obligations" shall mean, with respect to any Person, any obligation of such Person to pay rent or other amounts under a Capital Lease and for purposes of this Agreement the amount of each Capitalized Lease Obligation shall be the capitalized amount thereof determined in accordance with GAAP.

     "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than 90 days from the date of acquisition, (ii) time deposits and certificates of deposit of any domestic commercial bank of recognized standing having capital and surplus in excess of $100,000,000 with maturities of not more than 90 days from the date of acquisition, (iii) fully secured repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) entered into with any bank meeting the qualifications specified in clause (ii) above, and (iv) commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $200,000,000 and commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investor Services, Inc. and in each case maturing within 90 days after the date of acquisition.

     "Closing Date" shall mean September 27, 1990, being the date of issuance and original delivery of the Bonds.


     "Collateral Account" shall mean the collateral account established pursuant to Section 2.8.

     "Consolidated" shall mean, when used with reference to any financial information pertaining to (or when used as a part of any defined term or statement pertaining to the financial condition of) the Account Party and its Subsidiaries, the accounts of the Account Party and its Subsidiaries, determined on a consolidated basis, all determined as to principles of consolidation and, except as otherwise specifically required by the definition of such term or by such statement as to such accounts, in accordance with GAAP.

     "Consolidated Interest Expense" shall mean, for any fiscal period, the aggregate payments of interest expense (excluding capitalized interest accrued during such period) made or required to be made by the Account Party and its Consolidated Subsidiaries during such period including, without limitation, the portion of any rent paid or required to be paid on a Capitalized Lease Obligation which is allocable to interest expense in accordance with GAAP.

     "Consolidated Net Income" shall mean, for any fiscal period, the net income of the Account Party and its Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded therefrom, to the extent included in the calculation thereof, (a) the income (or loss) of any Person arising prior to the date it becomes a Subsidiary or is merged into or consolidated with the Account Party or a Subsidiary, (b) the income (or loss) of any Person (other than a Subsidiary) in which the Account Party or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Account Party or such Subsidiary in the form of cash dividends or similar cash distributions, (c) any restoration to income of any contingency reserve (other than routine adjustments to reserves made in the ordinary course of business), (d) any aggregate net gain and any aggregate net loss during such period arising from the sale, exchange or other disposition of assets other than in the ordinary course of business, (e) any net gain from the collection of the proceeds of life insurance policies, (f) any extraordinary items of gain or loss (as determined in accordance with GAAP), and (g) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Account Party.

     "Consolidated Operating Cash Flow" shall mean, for any fiscal period, an amount equal to the sum of: (a) Consolidated Net Income for such period, plus
(b) the sum of depreciation, amortization, tax and interest to the extent deducted in arriving at such Consolidated Net Income.

     "Consolidated Tangible Net Worth" shall mean, as of the date of determination thereof, the total of all assets appearing on a Consolidated balance sheet of the Account Party and its Subsidiaries, after deducting all proper reserves (including reserves for depreciation, obsolescence and amortization), less the sum of (a) all Consolidated Total Liabilities of the Account Party and its Subsidiaries and (b) all other assets of the Account Party or any of its Subsidiaries which would be treated as intangibles under GAAP including, in any event and without limitation, such items as prepayments, deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and development expense), goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, agreements not to compete and rights with respect to any of the foregoing.

     "Consolidated Total Debt" shall mean, as of the date of determination thereof, the aggregate outstanding principal balance of the Indebtedness of the Account Party and its Subsidiaries (on a consolidated basis) on such date.

     "Consolidated Total Liabilities" shall mean, as of the date of determination thereof, the total of all assets appearing on a Consolidated balance sheet of the Account Party and its Subsidiaries, after deducting all proper reserves (including reserves for depreciation, obsolescence and amortization), less the shareholders' equity and the Subordinated Debt appearing on such balance sheet.

     "Credit Agreement" shall mean that certain agreement dated as of April 12, 1996 (together with all amendments and modifications thereto) between the Guarantor, the Account Party, and the Bank.

     "Current Assets" shall mean all assets of the Account Party and its Subsidiaries which, in accordance with GAAP, are or should be classified as current assets on a Consolidated balance sheet of the Account Party and its Subsidiaries.

     "Current Liabilities" shall mean all liabilities of the Account Party and its Subsidiaries which, in accordance with GAAP, are or should be classified as current liabilities on a Consolidated balance sheet of the Account Party and its Subsidiaries; provided, however, that the Advances outstanding under the Credit Agreement shall constitute "Current Liabilities" for purposes of this Agreement.

     "Current Ratio" shall mean, as of the date of determination thereof, the ratio of Current Assets as of such date to Current Liabilities as of such date.

     "Debt Service Requirements" shall mean for any fiscal period, the sum of
(i) Consolidated Interest Expense for such fiscal period and (ii) the aggregate amount of principal required to be paid or prepaid during such fiscal period on Consolidated Total Debt of the Account Party and its Subsidiaries, excluding however the Advances outstanding and Indebtedness maturing less than one year from its date of issue.

     "Effective Date" shall mean April 12, 1996, being the date of original issuance and delivery of the Letter of Credit.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued thereunder.

     "Event of Default" shall mean any of the events described in Section 7. 1.

     "GAAP" shall mean generally accepted accounting principles (i) consistently applied and maintained throughout the term of this Agreement except for such changes as are in accordance with the generally accepted accounting principles in effect at the time of such change and (ii) consistent with the audited Consolidated financial statements of the Account Party and its Subsidiaries delivered to the Banks pursuant to Section 5.4. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

     "Guarantor" shall have the meaning set forth in the preamble hereto.

     "Guaranty" shall mean any agreement, undertaking or arrangement by which the respective obligor guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any Person (other than guaranties or endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any Person except for endorsements of negotiable instruments for deposit or collection in the regular course of business. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Income Available for Debt Service" shall mean, for any fiscal period, Consolidated Operating Cash Flow for such fiscal period, less Capital Expenditures made during such period.

     "Indebtedness" of any Person at any time shall mean: (a) indebtedness for borrowed money or for the unpaid purchase price of property or services, except for Current Liabilities consisting of accounts payable arising in the ordinary course of business and payable in accordance with customary trade terms; (b) Capitalized Lease Obligations; (c) obligations under direct or indirect Guaranties of indebtedness or obligations of others; (d) any indebtedness secured by any Lien on the property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness;
(e) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such property; (f) the face amount of all letters of credit issued for the account of such Person and all unreimbursed amounts thereunder; and (g) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements.

     "Indemnified Liabilities" shall have the meaning set forth in Section
8.3.

     "Indemnitees" shall have the meaning set forth in Section 8.3.

     "Indenture" shall have the meaning set forth in the second recital hereto.


     "Investment" shall mean: (a) any share of capital stock, debt security or other security issued by any other Person, (b) any loan, advance, or extension of credit to, or contribution to the capital of, any other Person, (other than (i) loans to employees in the ordinary course of business not to exceed $50,000 in the aggregate and (ii) a loan to Dennis Buckshaw in an amount not in excess of $70,000) and (c) any purchase of the securities or business or integral part of the business of any other Person, or commitment or option to make such purchase; provided, however, that the term "Investment" shall not include: (x) trade and customer accounts for goods sold or for services rendered in the ordinary course of business and payable in accordance with customary trade terms or (y) advances to employees and directors for travel expenses and similar expenditures in the ordinary course of business.


     "Issuer" shall have the meaning set forth in the first recital hereto.

     "Letter of Credit" shall have the meaning set forth in Section 2.1.1.

     "Lien" shall mean (i) any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, whether arising under a security instrument or as a matter of law, judicial process or otherwise or any agreement to grant any of the foregoing, any Capitalized Lease, any conditional sale or other title retention agreement or the filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction in connection with any of the foregoing, and (ii) any exception to or defect in the title to or ownership interest in property, including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights of way, restrictive covenants, leases and licenses. For purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

     "Loan Agreement" shall mean the Loan Agreement, dated as of September 1, 1990, between the Issuer and the Account Party, as the same may be amended, restated, supplemented or otherwise modified from time to time with the written consent of the Bank.

     "Mortgage" shall mean, individually or collectively, as the case may be, each of the mortgages (including any leasehold mortgage) or deeds of trust required by the Bank to be made by the Account Party and/or the Guarantor in favor of the Bank, as each such mortgage or deed of trust is originally executed and as it may be amended, modified or supplemented from time to time.

     "Note" shall mean the nonnegotiable promissory note of the Account Party, dated as of September 29, 1990 and in the original principal amount of $4,000,000, evidencing the obligation of the Account Party to make loan payments under the Loan Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time with the written consent of the Bank.

     "Obligations" shall mean all obligations of the Account Party to the Bank, howsoever created, absolute or contingent, or now or hereafter existing, or due or to become due, which arise out of or in connection with this Agreement, including, without limitation, the reimbursement obligation of the Account Party set forth in Section 2.2, the obligation of the Account Party to pay the Letter of Credit fees set forth in Section 2.3, the obligation of the Account Party to pay the additional amounts in the circumstances specified in
Section 2.4, the obligation of the Account Party to pay interest on overdue amounts under this Agreement set forth in Section 2.5 and the indemnification obligations of the Account Party set forth in Section 8.3.

     "Patent Security Agreement" shall mean the Patent Security Agreement dated as of April 12, 1996 entered into by each of the Account Party and the Guarantor in favor of the Bank, as such Patent Security Agreement is originally executed and as it may be amended, modified or supplemented from time to time.

     "Payment Account" shall mean any account of the Account Party at the Bank.

     "Permitted Investments" shall mean the Cash Equivalents as defined in the Credit Agreement.

     "Permitted Liens" shall mean: (a) Liens for taxes, assessments or governmental charges or levies not yet due and payable; (b) Liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets incurred in the ordinary course of business which were not incurred in connection with the borrowing of money or the obtaining of an advance or credit, which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business and which relate to sums not more than thirty (30) days delinquent or which are being contested in good faith; provided that a reserve or other appropriate provision shall have been made therefor in accordance with GAAP; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations of the Account Party or any of its Subsidiaries; (d) Liens arising pursuant to any Loan Document; (e) Liens arising out of judgments or awards in an aggregate amount of not to exceed $100,000 with respect to which it shall concurrently therewith be prosecuting an appeal or proceeding for review and with respect to which it shall have secured a stay of execution pending such appeal or proceeding for review and in respect of which adequate reserves shall be maintained in accordance with GAAP; (f) Liens existing on the date hereof and disclosed on Exhibit III hereto; (g) Liens granted by any Subsidiary of the Account Party in favor of the Account Party but only so long as the Indebtedness secured by such Lien has been assigned as Collateral to the Bank for the benefit of the Bank; (b) Liens placed upon or existing on tangible personal property (and not extending to any other property) at the time such property is acquired by the Account Party or any of its Subsidiaries, securing Capitalized Lease Obligations or Purchase Money Indebtedness permitted to be incurred pursuant to the provisions of Section
7.2 hereof; and (i) subject to the terms and conditions contained in any Mortgage, municipal and zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of its business or the value of such property for the purpose of such business; provided, however, that none of the Liens listed in clauses (a), (b), (c),
(e), (f) or (h) above shall, in any event, constitute a "Permitted Lien" on and after the commencement in respect thereof of any enforcement, collection, execution, levy or foreclosure or forfeiture proceeding.

     "Person" shall mean any corporation, trust, partnership, limited liability company, joint venture, association, joint stock association or other unincorporated entity, or any government or governmental agency, body or instrumentality, or a natural person.

     "Pledged Bonds" shall mean Bonds tendered for purchase by the registered owners thereof pursuant to Sections 401, 402, 403, 404, and 406 of the Indenture that are purchased from moneys received by the Trustee from a demand for payment under the Letter of Credit.

     "Prime Rate" shall mean the rate of interest then most recently announced by the Bank to its customers from time to time as its "prime rate" for calculating interest on certain loans (which may not be the lowest rate charged by the Bank at that time); the "Prime Rate" hereunder to change simultaneously with any change in the Bank's "prime rate".

     "Purchase Money Indebtedness" shall mean Indebtedness incurred to finance the cost of any assets, or for improvements, replacements, substitutions or additions therefor or thereto, which are capitalized on the Consolidated balance sheet of the Account Party and its Subsidiaries and which, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed asset account reflected in such balance sheet; provided that the principal amount of Purchase Money Indebtedness incurred to acquire any asset shall not exceed the amount capitalized on the Consolidated balance sheet of the Account Party and its Subsidiaries in respect of such asset.

     "Remarketing Agent" shall mean LaSalle National Bank, as Remarketing Agent under the Remarketing Agreement.

     "Remarketing Agreement" shall mean the Placement and Remarketing Agreement, dated as of September 1, 1990, by and among the Account Party, the Remarketing Agent and the Issuer, as the same may be amended, restated, supplemented or otherwise modified from time to time with the written consent of the Bank.

     "Security Agreement" shall mean the Pledge and Security Agreement, dated as of April 12, 1996, by and between the Account Party, the Guarantor, and the Bank, as the same may be amended, restated, supplemented or otherwise modified from time to time with the written consent of the Bank.

     "Security Documents" shall mean, individually or collectively, as the case may be, the Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, the Mortgage, the Subsidiary Guaranty, the Subsidiary Security Agreement, the UCC Financing Statements and each other pledge agreement, security agreement, mortgage, deed of trust, assignment, guaranty or other agreement or instrument at any time delivered by a Guarantor or an Account Party in favor of the Bank as security for the Obligations, each as originally executed and as amended, modified or supplemented from time to time.

     "Selfix Guaranty" shall have the meaning set forth in Section 3.1.

     "Stated Amount" shall have the meaning set forth in the Letter of Credit.

     "Stated Expiration Date" shall have the meaning set forth in the Letter of Credit.

     "Subordinated Debt" shall mean any unsecured Indebtedness of the Account Party, which by its terms is expressly subordinate in right of payment to the payment of the Loan pursuant to a subordination agreement approved by the Bank.

     "Subsidiary" of any Person shall mean (i) any corporation of which more than 50% of the outstanding shares of capital stock of any class or classes having ordinary voting power for the election of directors (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is now or hereafter owned directly or indirectly by such Person, by such Person and one or more of its Subsidiaries, or by one or more of such Person's other Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner or has a 50% or more equity interest at the time.

     "Trademark Security Agreement" shall mean the Trademark Security Agreement dated as of April 12, 1996 entered into by each of the Account Party and the Guarantor in favor of the Bank, as such Trademark Security Agreement is originally executed and as it may be amended, modified or supplemented from time to time.

     "Trustee" shall have the meaning set forth in the second recital hereto.

     "UCC Financing Statements" shall mean the Uniform Commercial Code financing statements evidencing the security interests granted by the Account Party to the Bank under the Security Documents.

     "Unmatured Default" shall mean, at any time, any event or occurrence described in Section 7.1 that, with lapse of time or notice or with lapse of time and notice, would constitute an Event of Default.

     "Wholly Owned Subsidiary" shall mean a Subsidiary in which all voting shares (except for directors' qualifying shares, if any) are owned by the Account Party and/or one or more Wholly Owned Subsidiaries of the Account Party.

     Section 1.2. Accounting Terms and Definitions. Unless otherwise specified herein, all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with generally accepted accounting principles as in effect from time to time.

                                   ARTICLE 2.
                                LETTER OF CREDIT

     Section 2.1. Issuance, Reissuance, Extensions and Termination of Letter of Credit.

             2.1.1. Issuance of Letter of Credit. Subject to the terms and conditions of this Agreement, the Bank agrees to issue to the Trustee and for the account of the Account Party, on the Effective Date, an irrevocable direct-pay letter of credit (herein, together with any substitute letter of credit issued pursuant to Section 2.1.2, called the "Letter of Credit") in the form of Exhibit I, with appropriate insertions.

             2.1.2. Reissuance of Letter of Credit. If at any time, or from time to time, during the term of the Letter of Credit, a portion of the Bonds shall be retired or redeemed in accordance with the Indenture, then the Bank shall deliver to the Trustee an amendment to the Letter of Credit or, upon surrender of the Letter of Credit, a substitute letter of credit in an amount calculated in the same manner as the Stated Amount of the Letter of Credit but with respect to the aggregate outstanding principal amount of the Bonds (and with respect to any proportionate reduced amount for the payment of interest, determined in accordance with the Letter of Credit) after giving effect to such retirement or redemption and otherwise having terms identical to the Letter of Credit.

             2.1.3. Extensions of Letter of Credit. The Bank shall notify the Account Party in writing at least 60 calendar days prior to the Stated Expiration Date as to whether the Bank is willing to extend the Stated Expiration Date for eighteen months. If the Bank offers to so extend the Stated Expiration Date and the Account Party requests such an extension in writing, the Bank shall notify the Trustee of the extension of the Stated Expiration Date, and shall specify the new Stated Expiration Date. Each such extension shall, except as otherwise expressly provided in an amendment to this Agreement, be on the same terms and conditions as those set forth in this Agreement.

             2.1.4. Termination of Letter of Credit Arrangement by Account Party. The Bank acknowledges that the Indenture permits the Account
     Party, upon compliance with the conditions therein set forth, to terminate and replace the Letter of Credit and the Bank with an Alternate Credit Facility as defined in the Indenture). The Bank agrees that the Account Party shall have the right, exercisable at any time upon 30 days' prior written notice to the Bank and the payment and satisfaction (or the making of arrangements satisfactory to the Bank for the payment and satisfaction) of all of the Obligations owed and to be owing on or before the proposed Letter of Credit termination date, to so replace the Letter of Credit and the Bank; provided that no such termination shall entitle the Account Party to a refund of the fee paid pursuant to Section 2.3.1 hereof.

     Section 2.2. Agreement to Reimburse Bank. The Account Party agrees:

             2.2.1. Letter of Credit Drawings for Principal, Premium and Interest Payments. On the date each payment is made by the Bank under the Letter of Credit honoring any demand for payment made by the Trustee thereunder, to provide for the payment of principal of, premium, if any, and interest on the Bonds, to reimburse the Bank in an amount equal to such payment.

             2.2.2. Letter of Credit Drawings for Purchase Price Payments. On or before the earlier of (i) the Stated Expiration Date in effect at the time of the hereinafter described payment under the Letter of Credit or
     (ii) the sixtieth day next following the date a payment is made by the Bank under the Letter of Credit honoring a demand for payment made by the Trustee thereunder to provide for the payment of the purchase price (i.e., principal portion and interest portion) of Bonds tendered for purchase by the registered owners thereof pursuant to Sections 401, 402, 403, 404 or 406 of the Indenture, to reimburse the Bank in an amount equal to such payment. If and to the extent that the Bank is not reimbursed for any payment under the Letter of Credit for the purchase price (i.e., principal portion and interest portion) of Bonds on the date that the Bank honored such demand for payment, then the unreimbursed portion of such payment shall bear interest, for the period from and including the date that the Bank honored such demand for payment to but not including the date on which payment is made, at a rate per annum equal to the Prime Rate, plus two and one-half percent (2.5%). Interest on unreimbursed amounts under this subsection shall be payable on the first day of each month
     (commencing with the month next following the month during which the Bank honored the demand for a purchase price payment under the Letter of Credit) and on the date specified in the first sentence of this subsection and shall be computed on the basis of a

       360-day year, for the actual number of days elapsed. If and to the extent that the Account Party fails to fully reimburse the Bank for honoring a purchase price demand for payment by the date set forth in the first sentence of this subsection, then such unreimbursed amount shall, from and after the date set forth in the first sentence of this subsection, bear interest at the interest rate applicable to overdue amounts as provided in Section 2.5.

            2.2.3. Other Bank Payments and Disbursements. To reimburse the Bank, on demand, for any and all disbursements made or expenses incurred by the Bank in enforcing any rights under this Agreement, the Indenture, any Account Party Agreement or any Security Document, including, without limitation, reasonable attorneys' fees and any amounts advanced by the Bank hereunder or under the Indenture, any Account Party Agreement or any Security Document.

            The Account Party's obligation to reimburse the Bank when due for payments, disbursements and expenses made or incurred by the Bank as described in this Section shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that the Account Party or the Guarantor may have or have had against the Bank, including, without limitation, any set-off, counterclaim or defense that is based upon (v) the failure of such demand for payment to conform to the terms of the Letter of Credit,
       (w)any failure of the Issuer or the Account Party to receive all or any part of the proceeds of the sale of the Bonds, (x) any nonapplication or misapplication by the Issuer, the Trustee or any paying agent under the Indenture of the proceeds of such demand for payment, (y) the failure or refusal of the Bank to extend the Stated Expiration Date or to issue another letter of credit upon the expiration of the Letter of Credit or
       (z)the illegality, invalidity, irregularity or unenforceability of the Bonds, the Indenture, any of the Account Party Agreements, any of the Security Documents or the Letter of Credit; provided, however, that the Account Party shall not be obligated to reimburse the Bank for any wrongful payment or disbursement made by the Bank under the Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Bank or any of its officers, employees or agents.

  Section 2 3. Letter of Credit. The Account Party agrees to pay to the Bank:

            2.3.1. Annual Fee. An annual fee with respect to the Letter of Credit in an amount equal to an annual rate of one percent (1%) of the Stated Amount in effect on the first day of each annual period from the Effective Date until the Termination Date (as defined in the Letter of Credit). The foregoing annual fee shall be payable in advance on the Effective Date for the period through June 30, 1996 and thereafter quarterly in advance on each July 1, October 1, January 1 and April 1. The fee shall be calculated on the basis of a 360-day year, for the actual number of days elapsed; provided, however, for purposes of computing the final quarterly payment of the fee (assuming the Letter of Credit terminates on the Stated Expiration Date), the last day of the quarterly period shall be the Stated Expiration Date. The fee is non-refundable.

            2.3.2. Drawing Fee. A drawing fee in the amount of $200, which drawing fee shall be paid on any date that the Bank honors a demand for payment upon the Letter of Credit.

        2.3.3. Transfer Fee. A transfer fee in the amount of $1,500, which transfer fee shall be paid on any date that the Letter of Credit is transferred by the Trustee or any subsequent named beneficiary of the Letter of Credit to another beneficiary.

         2.3.4. Reissuance Fee. A reissuance fee in the amount of $500, which reissuance fee shall be paid on the date that the Letter of Credit is reissued pursuant to Section 2.1.2.

     Section 2.4. No Deductions; Increased Costs. (a) Except as otherwise required by law, each payment by the Account Party and the Guarantor to the Bank under this Agreement or any other Account Party Agreement shall be made without setoff or counterclaim and without withholding for or on account of any present or future taxes (other than overall net income taxes on the Bank imposed by any jurisdiction having control of the Bank) imposed by or within the jurisdiction in which the Account Party or the Guarantor is domiciled, any jurisdiction from which the Account Party or the Guarantor makes any payment hereunder, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Account Party or the Guarantor, as the case may be, shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by the Bank free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which the Bank would have received had such withholding not been made. If the Bank pays any amount in respect of any such taxes, penalties or interest, the Account Party and the Guarantor shall reimburse the Bank for that payment on demand in the currency in which such payment was made. If the Account Party or the Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Bank on or before the thirtieth day after payment.

     (b) If any change in or adoption of any law, treaty, regulation, guideline or directive, or any new or modified interpretation of any of the foregoing by any authority or agency charged with the administration or interpretation thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or the transactions contemplated by this Agreement (whether or not having the force of law) shall:

           (i) limit the deductibility of interest on funds obtained by the Bank to pay any of its liabilities or subject the Bank to any tax, duty, charge, deduction or withholding on or with respect to payments relating to the Bonds, the Letter of Credit or this Agreement, or any amount paid or to be paid by the Bank as the issuer of the Letter of Credit (other than any tax measured by or based upon the overall net income of the Bank imposed by any jurisdiction having control over the Bank);


          (ii) impose, modify, require, make or deem applicable to the Bank any reserve requirement, capital requirement, special deposit requirement, insurance assessment or similar requirement against any assets held by, deposits with or for the account of, or loans, letters of credit or commitments by, an office of the Bank;

                (iii) change the basis of taxation of payments due the Bank under this Agreement or the Bonds (other than by a change in taxation of the overall net income of the Bank);

                (iv) cause or deem letters of credit to be assets held by the Bank and/or as deposits on its books; or

                (v) impose upon the Bank any other condition with respect to any amount paid or payable to or by the Bank or with respect to this Agreement or any of the other Account Party Agreements;

and the result of any of the foregoing is to increase the cost to the Bank of making any payment or maintaining the Letter of Credit, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by the Bank, or to reduce the rate of return on the capital of the Bank or to require the Bank to make any payment on or calculated by reference to the gross amount of any sum received by it, in each case by an amount which the Bank in its reasonable judgment deems material, then the Account Party shall pay to the Bank, from time to time as specified by the Bank, such an amount or amounts as will compensate the Bank for such additional cost, reduction or payment.

     The protection of this Section 2.4(b) shall be available to the Bank regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which has been imposed; provided, however, that if it shall be later determined by the Bank that any amount so paid by the Account Party pursuant to this Section 2.4(b) is in excess of the amount payable under the provisions hereof, the Bank shall refund such excess amount to the Account Party. The obligations of the Account Party under this Section shall survive the termination of this Agreement and the discharge of the other Obligations of the Account Party hereunder.

     Section 2.5. Interest on Overdue Amounts. The Account Party agrees to pay, on demand, interest on any Obligation which is not paid when due, for the period from and including the date on which payment is due to but not including the date on which payment is made, at a rate per annum equal to the Prime Rate, plus two percent (2%). Interest on overdue amounts shall be computed on the basis of a year consisting of 360 days, for the actual number of days elapsed.

     Section 2.6. Payments. The Account Party agrees that the Bank shall debit from the Payment Account an amount equal to each payment to be made by the Account Party to the Bank hereunder, whether on account of reimbursements of demands for payment made under the Letter of Credit or other disbursements and expenses made or incurred by the Bank pursuant to Section 2.2, any fee payable under Section 2.3, payment to the Bank of the increased amounts or other amounts under Section 2.4 or any other amounts at any time owing hereunder or under any of the Security Documents or interest due on any of the foregoing. All such debits shall be made by the Bank not later than 3:00 p.m., Chicago time, on the date due and any debits made or payments received after that time on such date shall be deemed received on the next Business Day. Whenever any payment to be made under this Agreement shall be due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, with interest continuing to accrue thereon until such payment is made.

     Section 2.7. Pledged Bonds. The Account Party pledges, assigns, hypothecates, transfers, and delivers to the Bank or to the Trustee as the agent of the Bank (a) all its right, title and interest to the Pledged Bonds and (b) the Account Party's right to receive such Pledged Bonds as the same may from time to time be delivered to the Trustee by the registered owners thereof. The Account Party further grants to the Bank a first lien on, and a first priority security interest in, the Account Party's right, title and interest in and to the Pledged Bonds and the Account Party's right to receive such Pledged Bonds, the interest thereon and all proceeds thereof as collateral security for the prompt and complete payment when due of all amounts due or to become due in respect of the Obligations. If the Bank, in its sole discretion, deems it necessary, then the Account Party shall execute and deliver, and, if requested by the Bank, shall use its best efforts to cause the Trustee to execute and deliver, such pledge agreements and financing statements (in form and substance satisfactory to the Bank) as the Bank may require in order to accomplish the purposes of this Section. Prior to or simultaneously with the remarketing of Pledged Bonds, the Account Party shall pay, or cause the Trustee or the Remarketing Agent on behalf of the Account Party to pay, the amounts then outstanding hereunder with respect to all drawings honored by the Bank under the Letter of Credit to pay the purchase price of the Pledged Bonds (in the order in which such drawings were made) by paying to the Bank an amount equal to the sum of (y) the aggregate principal amount of the Pledged Bonds being resold, plus (z) any interest due and owing to the Bank pursuant to Section 2.2.2 and Section 2.5. Upon payment to the Bank of the amount to be paid pursuant to the preceding sentence of this Section, the Bank shall release or cause the Trustee to release, as the case may be, from the pledge and security interest created by this Agreement a principal amount of Pledged Bonds corresponding to the amount of such payment.

     Section 2.8. Collateral Account. The Bank shall establish a collateral account (the "Collateral Account") to hold funds delivered to the Bank by the Account Party pursuant to Section 5.8 hereof. The Account Party shall have no right in, dominion over, or control of the Collateral Account. If no Event of Default or Unmatured Default shall have occurred, the amounts on deposit therein shall be transferred to the Trustee as provided in Section 5 8. If an Event of Default or Default shall have occurred, the Bank may apply the amounts on deposit in the Collateral Account to the payment of the Obligations, in such order as the Bank may in its sole discretion determine. The Bank shall have no obligation to invest the amounts on deposit in the Collateral Account, provided that if no Event of Default or Unmatured Default shall have occurred, the Bank shall, upon the written request of the Account Party, invest the amounts on deposit in the Collateral Account in Permitted Investments which mature no later than the next succeeding December 1. Any such investment shall be made in the name of the Bank and shall be collateral for the Obligations. Any interest accruing or profit realized on any such investments shall be credited to the Collateral Account; any loss resulting from any such investment, or disposition thereof, shall be charged to the Collateral Account; provided that upon the realization of any such loss the Account Party shall promptly pay to the Bank for deposit to the Collateral Account the amount of such loss. The Account Party hereby assigns, pledges and grants a security interest to the Bank in the Collateral Account, all funds, instruments, securities, investments and other securities entitlements at any time held therein, as security for the Obligations.

    Section 2.9. Security Documents. The Account Party agrees that the payment of the Obligations is, and at all times shall remain, secured by the Security Documents.

                                  ARTICLE 3.
                                   GUARANTY

    Section 3.1. Guaranty of Obligations. As consideration for the Bank's agreeing to issue the Letter of Credit, the Guarantor unconditionally guaranties the due and punctual payment of all Obligations outstanding hereunder when due (whether by required reimbursement or payment, declaration or otherwise). The obligations of the Guarantor under this Section are referred to as the "Selfix Guaranty".

     Section 3.2. Terms of Guaranty. The Guarantor agrees that the Obligations and any obligations of the Account Party under the Security Documents may be extended or renewed, in whole or in part, without notice or further assent from the Guarantor, and that the Guarantor will remain bound upon its Selfix Guaranty notwithstanding any extension or renewal of any of the Obligations or any obligations of the Account Party under the Security Documents.

     The Guarantor waives notice of protest for nonpayment. The obligations of the Guarantor under the Selfix Guaranty shall not be affected by (a) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Account Party under the provisions of this Agreement, the Indenture, any Account Party Agreement, any Security Document or any other agreement or instrument, (b) any extension or renewal of any such agreement or instrument, (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the Bonds, the Indenture, any Account Party Agreement, any Security Document or of any other agreement or instrument, (d) the release of any of the security held by or on behalf of the Bank under the Security Documents or otherwise for the Obligations or any of them or (e) the failure of the Bank to exercise any right or remedy against any other guarantor of the Obligations.

     The Guarantor further agrees that the Selfix Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be had by the Bank to any of the security held for payment of the Obligations or to any credit on the books of the Bank in favor of the Account Party.
                                   ARTICLE 4.
                                REPRESENTATIONS

     To induce the Bank to issue the Letter of Credit, the Guarantor and the Account Party, jointly and severally, represent to the Bank that:

     Section 4.1. Organization. The Guarantor and the Account Party are corporations for profit duly organized, validly existing and in good standing under the laws of the States of Illinois and Delaware, respectively. The Guarantor and the Account Party are duly qualified to do business, and in good standing, in each other jurisdiction where, because of the operations or properties of the Guarantor or the Account Party such qualification is required, unless the failure to be so qualified does not and will not have a material adverse effect on the consolidated financial condition or the operations of the Account Party and its subsidiaries taken as a whole. The Account Party owns all of the common stock of the Guarantor.

     Section 4.2. Authorization; No Conflict. (a) The execution and delivery by the Guarantor of this Agreement and the performance by the Guarantor of its obligations hereunder and (b) the execution and delivery by the Account Party of this Agreement, the Account Party Agreements and the Security Documents, the obtaining of the issuance of the Letter of Credit, the approval of the Indenture and the performance by the Account Party of its obligations under this Agreement, the Account Party Agreements and the Security Documents, are within the Guarantor's and the Account Party's respective corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals, if any shall be required, and do not and will not (x) contravene or conflict with any existing provision of law, with any judicial or administrative order, writ, judgment, decree, determination or award applicable to the Account Party or the Guarantor, with any provision of the Guarantor's or the Account Party's charter or by-laws or with any resolution of the Guarantor's or the Account Party's Board of Directors or any committee thereof, (y) result in a breach of any indenture, loan agreement, mortgage, deed of trust or other agreement binding upon the Guarantor or the Account Party or affecting the properties of the Guarantor or the Account
Party or (z) result in, or require the creation of, any lien of any nature (except as otherwise provided herein and in the Security Documents) upon any of the properties now owned or hereafter acquired by the Account Party or the Guarantor.

     Section 4.3. Validity and Binding Nature. This Agreement, each of the Account Party Agreements and each of the Security Documents are the respective valid and binding obligations of the Account Party, enforceable against the Account Party in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. This Agreement is a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.

     Section 4.4. Financial Statements. The Account Party's audited annual consolidated financial statements as at December 30, 1995, copies of which have been furnished to the Bank, have been prepared in conformity with GAAP and fairly present the consolidated financial condition of the Account Party and its Subsidiaries taken as a whole as at such date, and since such date there has been no material adverse change in their consolidated financial condition or operations taken as a whole. The Account Party and its Subsidiaries taken as a whole have no material contingent liabilities not provided for or disclosed in the foregoing financial statements.

     Section 4.5. True and Complete Disclosure. (a) All factual information relating to the Account Party and the Guarantor furnished to the Bank heretofore or contemporaneously herewith by or on behalf of the Account Party or the Guarantor for purposes of or in connection with this Agreement is true and complete in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time for the purposes for which such information was furnished, and (b) there is no fact known to the Account Party or the Guarantor on the date hereof that materially adversely affects the business or financial prospects of the Account Party and its Subsidiaries that has not been disclosed in writing to the Bank.

     Section 4.6. Litigation. Except as disclosed in the Account Party's annual consolidated financial statements as at December 30, 1995, no litigation (including, without limitation, any derivative action), arbitration proceeding or governmental proceeding is pending or, to the knowledge of the Account
Party or the Guarantor, threatened that, if adversely determined, would (a) have a material adverse effect on the present or future consolidated financial condition, business, prospects or operations of the Account Party and its Subsidiaries taken as a whole, (b) materially impair the Account Party's or the Guarantor's ability to perform its obligations under or in connection with this Agreement, any of the Account Party Agreements or any of the Security Documents, (c) impair the validity or enforceability of this Agreement, any of the Account Party Agreements or any of the Security Documents or (d) adversely affect the federal tax-exempt status of the interest on the Bonds.

     Section 4.7. Investment Company Act. Neither the Account Party nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.8. Public Utility Holding Company Act. Neither the Account Party nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 4.9. Regulation U. Neither the Account Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

     Section 4.10. Compliance with Laws. To the best of their knowledge after due inquiry, neither the Account Party nor any of its Subsidiaries is in violation of any provision of law, or of any judicial or administrative order, writ, judgment, decree, determination or award which violation involves a reasonable possibility of materially and adversely affecting the consolidated financial condition or operations of the Account Party.

     Section 4.11. Tax Returns and Tax Liability. The Account Party has filed all tax returns that are required to be filed by it and has paid or provided adequate reserves for the payment of all taxes and assessments payable by it that have become due, other than those that are not yet delinquent or not substantial in aggregate amount, or that are being contested in good faith. The Account Party has paid, or has provided adequate reserves for the payment of, all taxes and assessments applicable for all prior fiscal years and for the current fiscal year to the date of its most recent financial statements.

     Section 4.12. Employee Benefit Plans. Each employee benefit plan as to which the Account Party or the Guarantor may have any liability complies in all material respects with all applicable requirements of law and regulations and
(a) no Reportable Event (as defined in ERISA) has occurred with respect to any such plan, (b) the Account Party has not, nor has any of its Subsidiaries, withdrawn from any such plan or initiated steps to do so and (c) no steps have been taken to terminate any such plan.

     Section 4.13. Liens. None of the assets of the Account Party or any Subsidiary is subject to any Lien, except:

                (a) Liens for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained;

                (b) carriers', warehousemen's, mechanics', materialmen's and other like statutory Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained;

                (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, and other obligations of a like nature incurred in the ordinary course of business; and

                (e)    Liens listed on Exhibit III.


                                  ARTICLE 5.
                                  COVENANTS

     Until (a) the obligation of the Bank to issue the Letter of Credit subject to the terms and conditions of this Agreement is terminated, (b) the Letter of Credit is surrendered and (c) the Obligations are paid in full, each of the Account Party and the Guarantor agrees that, unless the Bank shall otherwise expressly consent in writing:

     Section 5.1. Payment and Performance. The Account Party and the Guarantor shall pay and perform, or cause to be paid and performed, as the case may be, each of the Account Party's and the Guarantor's covenants and obligations hereunder, each of the Account Party Agreements and each of the Security Documents in accordance with the terms and conditions hereof and thereof. To effectuate the purposes of this Section, (a) each of the Account Party and the Guarantor agrees that the representations, warranties and covenants set forth in each of the Account Party Agreements and each of the Security Documents are incorporated by reference in this Agreement and that the Bank shall have the right to rely upon and enforce said representations, warranties and covenants as if the same were fully set forth in this Agreement.

      Section 5.2. Financial Statements and Other Reports. The Account Party shall furnish to the Bank:

           (a) Annual Audit Report. Within 90 days after each fiscal year of the Account Party, a copy of the annual audit report of the Account Party and its Subsidiaries prepared on a consolidated basis in conformity with generally accepted accounting principles and certified by Grant Thornton or another independent certified public accountant who shall be satisfactory to the Bank, together with a certificate from such accountant containing a computation of, and showing compliance with, each of the FINANCIAL RATIOS AND RESTRICTIONS contained in this Article 5 and to the effect that, in making the examination necessary for the signing of such annual audit report, such accountant has not become aware of any Event of Default or Unmatured Default that has occurred and is continuing, or, if such accountant has become aware of any such event, describing it and the steps, if any, being taken to cure it;

           (b) Monthly Financial Statement. Within 30 days after each month (except the last month) of each fiscal year of the Account Party, a copy of the unaudited financial statements of (i) the Account Party and its Subsidiaries prepared on a consolidated basis in conformity with generally accepted accounting principles (subject to year-end adjustments in the absence of footnotes), signed by the Account Party's chief financial officer and consisting of at least a balance sheet as at the close of such month and statements of earnings for such month and for the period from the beginning of such fiscal year to the close of such month and (ii) the Guarantor prepared in conformity with generally accepted accounting principles (subject to year-end adjustments in the absence of footnotes), signed by the Guarantor's chief financial officer and consisting of at least a balance sheet as at the close of such month and statements of earnings for such month and for the period from the beginning of such fiscal year to the close of such month;

           (c) Quarterly Financial Statement. Within 45 days after each quarter (except the last quarter) of each fiscal year of the Account Party, a copy of the unaudited financial statement of the Account Party and its Subsidiaries prepared in the same manner as the financial statements referred to in the preceding clause (b) (subject to year-end adjustments in the absence of footnotes), signed by the Account Party's chief financial officer and consisting of at least a balance sheet as at the close of such quarter and statements of earnings for such quarter and for the period from the beginning of such fiscal year to the close of such quarter;

           (d) Officer's Certificate. Together with the financial statements furnished by the Account Party under preceding clauses (a), (b), and (c), a certificate of the Account Party's chief financial officer, dated the date of such annual audit report or such quarterly financial statement, as the case may be, to the effect that no Event of Default or Unmatured Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Article 4;

           (e) Report of Change in Subsidiaries or Partnerships. Promptly from time to time, a written report of any change in the Account Party's Subsidiaries, partnerships and joint ventures since the Closing Date; and

           (f) Requested Information. Promptly from time to time, such other reports or information as the Bank may reasonably request.

     Section 5.3. Notices. The Account Party and the Guarantor shall notify the Bank in writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

           (a) Default. The occurrence of an Event of Default or an Unmatured Default;

           (b) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding which is material to the Account Party and its Subsidiaries taken as a whole;

           (c) Judgment. The entry of any judgment or decree against the Account Party or any Subsidiary if the aggregate amount of all judgments and decrees then outstanding against the Account Party and all Subsidiaries exceeds $250,000 after deducting (i) the amount with respect to which the Account Party or any Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing, and (ii) the amount for which the Account Party or any Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Bank;

           (d) Pension and Welfare Plans. The occurrence of a Reportable Event with respect to any Plan; the institution of any steps by the Account Party, any ERISA Affiliate, the PBGC or any other Person to terminate any Plan; the institution of any steps by the Account Party or any ERISA Affiliate to withdraw from any Plan; or the incurrence of any material increase in the contingent liability of the Account Party or any Subsidiary with respect to any post-retirement welfare benefits; or

           (e) Material Adverse Change. The occurrence of a material adverse change in the business, operations or financial condition of the Account Party and its Subsidiaries taken as a whole.

     Section 5.4. Records, Books and Inspections. The Account Party shall, and shall cause each of its Subsidiaries to, maintain complete and accurate records and books of account, in which complete entries are made reflecting the business and financial transactions of the Account Party and such Subsidiary, such entries to be made in accordance with GAAP consistently applied (in the case of financial transactions) or as otherwise required by applicable rules and regulations of any governmental agency or regulatory authority (federal, state or local) having jurisdiction over the Account Party and such Subsidiary or the transactions contemplated by this Agreement, any of the Account Party Agreements or any of the Security Documents; permit reasonable access by the Bank to, and permit the Bank to make copies of and to take abstracts from, the books and records of the Account Party and its Subsidiaries; and permit the Bank to inspect the other properties and operations of the Account Party and its Subsidiaries.

     Section 5.5. Other Agreements. The Account Party shall not, and shall not permit any of its Subsidiaries to, enter into any agreement containing any provision that would be violated or breached by the performance of its obligations hereunder, (in the case of the Account Party) any of the Account Party Agreements or any of the Security Documents or under any other instrument or document delivered or to be delivered by it hereunder or thereunder or in connection herewith or therewith.

     Section 5.6. Maintenance of Employee Benefit Plans. The Account Party shall, and shall cause each of its Subsidiaries to, maintain each employee benefit plan as to which it may have any liability, in compliance with all applicable requirements of law and regulations. The foregoing shall in no way limit or impair the right of the Account Party or its Subsidiaries to terminate or withdraw from participation in any of said plans provided said termination or withdrawal is in compliance with all applicable provisions of law and regulations.

     Section 5.7. Compliance with Regulation U. The Account Party shall not use or permit any proceeds of the Letter of Credit to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "buying or carrying margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

     Section 5.8. Amortization. The Account Party shall pay, or cause to be paid, as the case may be, on or before December 1 of each year, beginning December 1, 1996, $400,000 of the outstanding principal of the Bonds. In furtherance of the foregoing the Account Party agrees to pay to the Bank for deposit into the Collateral Account on the Effective Date $100,000 in cash and on each February 1, May 1, August 1 and November 1 thereafter the amount of $100,000 in cash, to be applied to the redemption of the Bonds. The Account Party shall take all action necessary to cause the redemption of Bonds in an aggregate principal amount equal to $400,000 on or before December 1 of each year. The Bank shall transfer the funds in the Collateral Account to the Trustee upon the later to occur of December 1 of each year and certification to the Bank by the chief financial officer of the Account Party that the Account Party has given all notices and taken all other action required by the Indenture to cause the redemption of the Bonds to be effected.

     Section 5.9. Fiscal Year. The Account Party shall, and shall cause each of its Subsidiaries, to maintain for all purposes, including, without limitation, accounting purposes, a 52/53 week fiscal year ending with the week ending on the last Saturday of December; provided, however, that the Account Party may change the fiscal year if it shall have given the Bank not less than 30 days' prior written notice of any such change. In the event of any change to the Account Party's fiscal year, the Bank shall adjust the financial covenants of this Agreement to reflect the effect of such change.

     Section 5.10. Consolidated Tangible Net Worth. The Account Party shall maintain at all times Consolidated Tangible Net Worth at not less than $6,000,000, plus for each fiscal quarter of the Account Party, commencing with the end of the fiscal quarter ending March 31,1996, 50% of the Consolidated Net Income for such fiscal quarter with no deductions for losses.

     Section 5.11. Ratio of Annualized Income Available for Debt Service to Annualized Debt Service Requirements. The Account Party shall maintain the ratio of Annualized Income Available for Debt Service to Annualized Debt Service Requirements at not less than 1.25:1.00 as of the end of each fiscal month ending on or after August 3, 1996.

     Section 5.12. Current Ratio. The Account Party shall maintain as of the last day of each calendar month a Current Ratio at not less than 1.60:1.00.

     Section 5.13. Consolidation, Merger, Sale of Assets; etc. The Account Party shall not, and shall not permit any of its Subsidiaries to:

     (a) consolidate with or merge into or with any other Person except that any Subsidiary of the Account Party may merge into or consolidate with the Account Party or a Wholly-Owned Subsidiary of the Account Party; or

     (b) sell, transfer, lease or otherwise dispose of, in one or a series of transactions, all or a substantial part of its assets, other than in the ordinary course of business; or

     (c) sell, transfer, lease or otherwise dispose of any of its assets, except for (i) sales of Inventory in the ordinary course of business as provided in Section 5.20; (ii) dispositions of equipment which have become obsolete, worn out, unsuitable or unnecessary and the disposition thereof will not impair the efficiency or economic value of the remaining assets; and (iii) sales, leases, transfers or dispositions to the Account Party or a Wholly-Owned Subsidiary of the Account Party.

     Section 5.14. Indebtedness. The Account Party will not, and will not permit any of its Subsidiaries to, issue, incur, assume, create or have outstanding any Indebtedness, except:

     (a) Indebtedness owing to the Bank;

     (b) Capitalized Lease Obligations and Purchase Money Indebtedness; provided that the aggregate principal amount of Capitalized Lease Obligations (other than Capitalized Lease Obligations disclosed in Schedule 4.9 of the Credit Agreement), and Purchase Money Indebtedness outstanding at any time does not exceed $250,000; and provided further that the amount of any such Capitalized Lease Obligation or Purchase Money Indebtedness shall not exceed an amount equal to 100% of the lesser of the purchase price or fair market value of the property subject to such Capital Lease or acquired with the proceeds of such Purchase Money Indebtedness; and

     (c) Indebtedness existing on the date hereof, as described on Schedule
4.9 of the Credit Agreement, and disclosed to the Bank in writing.

     Section 5.15. Liens. The Account Party will not, and will not permit any of its Subsidiaries to pledge, mortgage, or otherwise encumber or subject to or permit to exist upon or be subjected to any Lien, any assets or property of any kind or character at any time owned by the Account Party or any of its Subsidiaries other than Permitted Liens.

     Section 5.16. Issuance of Stock. The Account Party will not, and will not permit any of its Subsidiaries to, sell or issue shares of any class of the stock of any Subsidiary of the Account Party or any other ownership interests therein to any Person other than (i) to the Account Party, or (ii) any employees of the Account Party pursuant to any employment or incentive agreement in effect from time to time.

     Section 5.17. Guaranties. The Account Party shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Guaranty except for endorsements of negotiable instruments for deposit or collection in the regular course of business.

     Section 5.18. Redemptions. The Account Party shall not, and shall not permit any of its Subsidiaries to, redeem, purchase or otherwise acquire, directly or indirectly, any shares of any class of its stock or otherwise acquire or retire for value, prior to scheduled maturity, any Indebtedness (other than Indebtedness owing to the Bank and any Capitalized Lease Obligations and Purchase Money Indebtedness incurred in accordance with the provision of Section 5.14(b) hereof) which is pari passu or subordinate in right of payment to the Indebtedness owing to the Bank or which is or shall be scheduled to mature after the Stated Expiration Date.

     Section 5.19. Dividends and Distributions. The Account Party shall not, and shall not permit any of its Subsidiaries to, (i) pay or declare at any time any dividend on any shares of any class of its stock (except for dividends payable solely in capital stock of the Account Party), (ii) make at any time any other distributions on account of any shares of any class of its stock, except for payments of dividends to the Account Party by a Subsidiary of the Account Party or (iii) make any payment of principal of or interest on any Indebtedness subordinated in right of payment to the Indebtedness owing to the Bank.

     Section 5.20. Transactions with Affiliates. The Account Party shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Account Party other than on terms that are at least as favorable to the Account Party or such Subsidiary, as the case may be, as those which might be obtained at the time from persons who are not an Affiliate and which, in the reasonable judgment of the Board of Directors of the Account Party, are fair and reasonable to the Account Party or such Subsidiary, provided that the foregoing restriction shall not apply to any transaction entered into in the ordinary course of business between the Account Party and any Wholly-Owned Subsidiary of the Account Party.

     Section 5.21. Investments. The Account Party shall not, and shall not permit any of its Subsidiaries to, acquire or have outstanding or commit itself to acquire or hold any Investment except Investments in: (a) Cash Equivalents, (b) Investments, including Investments in Wholly Owned Subsidiaries, in existence on the date of this Agreement and disclosed to the Bank in Schedule 4.18 of the Credit Agreement, (c) Investments in an aggregate amount not to exceed $300,000 in Implex and (d) Investments in addition to the foregoing with an aggregate value at no time exceeding $100,000.

     Section 5.22. Further Assurances. The Account Party and the Guarantor shall execute and deliver at any time and from time to time, upon the written request of the Bank, such further documents including, but not limited to, a complete copy of the bond documents which shall be certified by an officer of the Account Party as true, complete and correct and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement.


                                   ARTICLE 6.
                   CONDITIONS TO ISSUANCE OF LETTER OF CREDIT

     The obligation of the Bank to issue the Letter of Credit pursuant to
Section 2.1.1 is subject to the following conditions precedent:

     Section 6.1. Documents. The Bank shall have received all of the following, each duly executed and dated the Effective Date (or such other date prior to the Effective Date as shall be satisfactory to the Bank), in form and substance satisfactory to the Bank:

           6.1.1. Account Party and Other Agreements. Duly executed or certified copies of the Bonds, the Indenture, the Account Party Agreements and the Security Documents and a duly certified transcript of proceedings of the Issuer for the original issuance of the Bonds.

           6.1.2. Corporate Action and Consents. Copies certified by the Secretary or Assistant Secretary of the Account Party, of all documents evidencing (i) any necessary corporate action of the Account Party, including, without limitation, certified copies of the resolutions of the Board of Directors of the Account Party authorizing or ratifying the execution, delivery and performance by the Account Party of each of this Agreement, the Account Party Agreements and the Security Documents and (ii) any consents and governmental approvals with respect to this Agreement, the Account Party Agreements and the Security Documents.

           6.1.3. Incumbency and Signatures. A certificate of the Secretary or an Assistant Secretary of the Account Party certifying the names of the officer(s) or other Person(s) authorized to sign this Agreement and any other documents provided for in this Agreement for or on behalf of the Account Party together with a sample of the true signature of each such officer(s) or Person(s). (The Account Party hereby agrees that the Bank may conclusively rely on such certificates until formally advised by a like certificate of any changes therein.)

           6.1.4. Corporate Documents. Copies duly certified by the Secretary or Assistant Secretary of the Account Party of the Account Party's charter and by-laws, as in effect on the Effective Date.

           6.1.5. Corporate Action and Consents. Copies certified by the Secretary or Assistant Secretary of the Guarantor, of all documents evidencing (i) any necessary corporate action of the Guarantor, including, without limitation, certified copies of the resolutions of the Board of Directors of the Guarantor authorizing or ratifying the execution, delivery and performance of this Agreement by the Guarantor and (ii) any consents and governmental approvals with respect to this Agreement.

           6.1.6. Incumbency and Signatures. A certificate of the Secretary or an Assistant Secretary of the Guarantor certifying the names of the officer(s) or other Person(s) authorized to sign this Agreement and any other documents provided for in this Agreement for or on behalf of the Guarantor together with a sample of the true signature of each such officer(s) or Person(s). (The Guarantor hereby agrees that the Bank may conclusively rely on such certificates until formally advised by a like certificate of any changes therein.)

           6.1.7. Corporate Documents. Copies duly certified by the Secretary or Assistant Secretary of the Guarantor of the Guarantor's charter and by-laws, as in effect on the Effective Date.

           6.1.8. Opinion of Counsel for the Account Party. The opinion of Much, Shelist, Freed, Denenberg & Ament, P.C., counsel to the Account Party and the Guarantor, in the form attached hereto as Exhibit II.


           6.1.9. Opinion of Bond Counsel. The opinion (which may take the form of a reliance opinion) of Carlson and Hug, addressed to the Bank, to the effect that the Bonds, the Indenture and the Loan Agreement are the legal, valid and binding obligations of the Issuer and that the interest on the Bonds is not generally includible in the gross income of the registered owners thereof for federal income tax purposes.

           6.1.10. Bring-Down Certificate. A certificate, dated the Effective Date and signed by the chief financial or accounting officer of each of the Account Party and the Guarantor, to the effect that (i) each of the Account Party and the Guarantor has performed all actions to be performed on its part in order to enter into this Agreement, the Account Party Agreements and the Security Documents, (ii) the representations set forth in Article 4 are true, correct and complete on the Effective Date and
     (iii) on the Effective Date, after giving effect to the execution and delivery of this Agreement and the issuance of the Letter of Credit, no Event of Default or Unmatured Default has occurred and is continuing.

           6.1.11. Title Insurance. A duly executed original policy of title insurance on the real property described in the Mortgage (the "Policy") insuring the Mortgage, in form and substance acceptable to the Bank.


           6.1.12. Other Documents. Such other documents as the Bank shall have requested.
                                 ARTICLE 7.
                         EVENTS OF DEFAULT; REMEDIES


     Section 7.1. Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

           7.1.1. Violation of Law. The issuance of the Bonds or the execution, delivery or performance of the Indenture, any Account Party Agreement or any Security Document
shall result in a violation of any law, rule or regulation, or any order of any court, governmental agency or regulatory body, or any indenture or loan or credit agreement (including, without limitation, this Agreement), or any other agreement or instrument, applicable to the Account Party or the Guarantor.

     7.1.2. Nonpayment of Obligations. Default in the payment when due of any Obligation owing under this Agreement or any obligation under any of the Security Documents and the continuation thereof after five (5) Business Days notice thereof from the Bank to the Account Party.

     7.1.3. Nonpayment of Other Indebtedness for Borrowed Money. Default in the payment when due (subject to any applicable grace period), whether by acceleration, redemption or otherwise, of any indebtedness (other than indebtedness under this Agreement, the Account Party Agreements or the Security Documents) for borrowed money of the Guarantor, the Account Party or any of their respective Subsidiaries in excess of $100,000.

     7.1.4. Bankruptcy and Insolvency. The Account Party or the Guarantor becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or the Account Party or the Guarantor applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for it or for any of its property, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Account Party or the Guarantor or for a substantial part of its property and is not discharged within ninety (90) days; or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of the Account Party or the Guarantor and if such case or proceeding is not commenced by the Account Party or the Guarantor, it is consented to or acquiesced in by the Account Party or the Guarantor, as applicable, or remains for ninety (90) days undismissed; or the Account Party or the Guarantor takes any corporate action to authorize, or in furtherance of, any of the foregoing.

     7.1.5. Noncompliance with this Agreement. (i) Failure by the Account Party to comply with or to perform any provision of Article 6 and continuance of such failure under this clause (i) for thirty (30) days after notice thereof to the Account Party or the Guarantor from the Bank, or (ii) failure by the Account Party or the Guarantor to comply with or to perform any provision of this Agreement (if such failure does not constitute an Event of Default under any of the preceding provisions of this Section 7.1, including, without limitation, Section 7.1.2 and the provisions of clause (i) of this
Section 7. 1.5) and continuance of such failure under this clause (ii) for thirty (30) days after notice thereof to the Account Party or the Guarantor from the Bank.

     7. 1.6. Representations and Warranties. Any representation or warranty, or reaffirmation thereof, made by the Account Party or the Guarantor herein or in any of the Account Party Agreements or in connection herewith or therewith is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by the Account Party or the Guarantor to the Bank, the Issuer, the Trustee or any other Person in connection with the issuance, sale and delivery, or the remarketing in the secondary market, of the Bonds is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

        7.1.7. Default Relating to Employee Benefit Plans. With respect to any employee benefit plan as to which the Account Party or the Guarantor may have any liability, there shall exist for thirty (30) or more consecutive days a deficiency in excess of minimum funding standards as contained in the Internal Revenue Code in plan assets available to satisfy the benefits guaranteeable under ERISA with respect to such plan, or any Reportable Event (as defined in ERISA) with respect to such plan shall occur and be subsisting for thirty (30) or more consecutive days.

        7.1.8. Default under Other Documents. A default or an event of default, as described under the Indenture, any of the Account Party Agreements or any of the Security Documents, occurs and is continuing beyond any applicable grace or cure periods.

        7.1.9. Amendment, Termination or Waiver of Other Documents. The Indenture, any of the Account Party Agreements or any of the Security Documents, is amended, modified, supplemented or terminated, or any provision thereof waived, without the prior written consent of the Bank.

        7.1.10. Certain Judgments and Orders. A judgment or order shall be rendered against the Account Party or any of its Subsidiaries for the payment of money in excess of $100,000 and such judgment or order shall continue unsatisfied or unstayed for a period of in thirty (30) consecutive days.

     Section 7.2. Remedies. If any Event of Default occurs and is continuing, then, and in any such event, the Bank, in its sole discretion, may either at the same time or at different times (i) by notice to the Account Party, declare all Obligations to be, and such amounts shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Account Party and the Guarantor, provided that upon the occurrence of an Event of Default under
Section 7.1.4 hereof such acceleration shall automatically occur (unless such automatic acceleration is waived by the Bank in writing), (ii) invoke the right of set-off in accordance with Section 7.3, (iii) give written notice to the Trustee that an Event of Default has occurred and is continuing and direct the Trustee to declare the Bonds to be immediately due and payable and (iv) exercise any remedies available hereunder, under the Indenture, any Account Party Agreements or any of the Security Documents, or otherwise available at law or in equity.

     Section 7.3. Set-Off. In addition to and not in limitation of all rights of set-off that the Bank may have under applicable law, the Bank shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of any and all Obligations any and all balances, credits, deposits, accounts or moneys of the Account Party and the Guarantor then or thereafter with the Bank.
                                       28

     Section 7.4. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given to the Bank hereunder or otherwise available. No delay or omission in exercising any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it by this Article, the Bank need not give any notice, other than such notices as may be herein expressly required.

     Section 7.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Agreement is breached by the Account Party or the Guarantor and thereafter waived by the Bank, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.
                                   ARTICLE 8.
                                   GENERAL

     Section 8.1. Amendments. No amendment, modification, supplement, termination or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Bank and the Account Party.

     Section 8.2. Notices. Any notice hereunder to any party hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been given when sent and, if mailed, shall be deemed to have been given when sent by registered or certified mail, postage prepaid, and addressed to such party at its address shown below its signature hereto, or at such other address as it may, by written notice received by the other party hereto, have designated as its address for such purpose. No notice to or demand on the Account Party or the Guarantor in any specific case shall entitle the Account Party or the Guarantor to any other or further notice or demand in similar or other circumstances where such further notice or demand is not expressly required by this Agreement to be given to the Account Party or the Guarantor.

     Section 8.3. Costs, Expenses and Taxes. The Account Party and the Guarantor agree (a) to pay to the Bank, on demand, all reasonable out-of-pocket costs and expenses of the Bank (including the fees and out-of-pocket expenses of counsel for the Bank) in connection with the preparation, execution and delivery of this Agreement, the Letter of Credit, the Security Documents, any amendments or modifications of (or supplements to) any of the foregoing and any and all other instruments or documents furnished pursuant hereto or in connection herewith, and all reasonable out-of-pocket costs and expenses (including attorneys' fees and legal expenses) incurred by the Bank in connection with the enforcement of this Agreement, the Indenture, any Account Party Agreement, any Security Document, any such other instruments or documents or any collateral security, (b) to pay, and to save the Bank harmless from all liability for, any stamp or similar taxes that may be payable in connection with the execution or delivery of this Agreement, the Letter of Credit, the Security Documents or any other instrument or document provided for herein or delivered or to be delivered hereunder or in connection herewith and to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or any failure to pay, such taxes and (c) to indemnify, pay and hold the

Bank and the directors, officers, employees and agents of the Bank (collectively, the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and costs, including without limitation reasonable attorneys' fees, expenses and disbursements of any kind or nature whatsoever, that are not caused by the Indemnitees' gross negligence or willful misconduct and that are incurred by the Indemnitees in connection with the issuance, sale and delivery, or the remarketing in the secondary market, of the Bonds, or the transfer of, payment of, or (pursuant to any judicial order) failure to pay or delay in paying under, the Letter of Credit (collectively, the "Indemnified Liabilities").

     To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding paragraph may be unenforceable because it violates any law or public policy, the Account Party and the Guarantor shall contribute the maximum portion that each is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The obligations of the Account Party and the Guarantor under this Section shall survive the termination of this Agreement and the discharge of the Account Party's and the Guarantor's other Obligations.

     Section 8.4. Liability of the Bank. Neither the Bank nor any of its directors, officers, employees or agents shall be liable or responsible for
(a) the use that may be made of the Letter of Credit or for any acts or omissions of the Trustee and any transferee in connection therewith, (b) the validity, sufficiency or genuineness of documents other than the Letter of Credit, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, (c) payment by the Bank against presentation of documents that do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit, or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Account Party shall have a claim against the Bank, and the Bank shall be liable to the Account Party, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Account Party that the Account Party proves were caused by the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit and there shall have been a wrongful payment as a result thereof or the Bank's wrongful and willful failure to pay under the Letter of Credit after the presentation to it by the Trustee (or a successor trustee under the Indenture to whom the Letter of Credit has been transferred in accordance with its terms) of a certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing and unless the Bank has actual knowledge to the contrary, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 8.5. Captions and References. Article and Section captions used in this Agreement are for convenience only and, together with the Table of Contents hereto, shall not affect the construction of this Agreement. All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles, Sections and Exhibits of this Agreement, unless the context indicates otherwise.
                                     30

     Section 8.6. Governing Law. This Agreement shall be a contract made under, governed by and construed in accordance with the substantive laws of the State of Illinois applicable to contracts made, and to be performed, in the State of Illinois. All obligations of the Account Party and the Guarantor and rights of the Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

     Section 8.7. Successors and Assigns. This Agreement shall be binding upon the Account Party, the Guarantor and the Bank and their respective successors and assigns, and shall inure to the benefit of the Account Party, the Guarantor and the Bank and the successors and assigns of the Bank. Neither the Account Party nor the Guarantor may assign its rights hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Bank. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and (subject to the preceding provisions of this Section) their respective successors and assigns.

     Section 8.8. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 8.9. Execution in Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officers, all as of the day and the year first above written.


                              SELFIX, INC.

                              By:     James E. Winslow
                                 ----------------------------------------------
                              Title:  Senior V.P. & CEO
                                    -------------------------------------------
                              Address:  4501 West 47th Street
                                        Chicago, Illinois 60632
                                        Telecopy: 312-890-0523
                              With a copy to:
                                        Jeffrey C. Rubenstein
                                        Much, Shelist, Freed, Denenberg & Ament
                                        200 North LaSalle Street, Suite 2100
                                        Chicago, Illinois 60601
                                        Telecopy: 312-621-1750


                              LASALLE NATIONAL BANK

                              By:     F. Ward Nixon
                                 ----------------------------------------------
                              Title:  Senior V.P.
                                    -------------------------------------------
                              Address:  120 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: F. Ward Nixon
                                        Telecopy: 312-904-4364



                              SHUTTERS, INC.

                              By:     James E. Winslow
                                 ----------------------------------------------
                              Title:  Vice President
                                    -------------------------------------------
                              Address: 4501 West 47th Street
                                       Chicago, Illinois 60632
                                       Telecopy: 312-890-0523
                              With a copy to:
                                       Jeffrey C. Rubenstein
                                       Much, Shelist, Freed, Denenberg & Ament
                                       200 North LaSalle Street, Suite 2100
                                       Chicago, Illinois 60601
                                       Telecopy: 312-621-1750

                                  EXHIBIT I

                            FORM OF LETTER OF CREDIT

                         IRREVOCABLE LETTER OF CREDIT
                               Number: 9200100377
                                 April 12, 1996
                          Account Party: Selfix, Inc.
                             4501 West 47th Street
                            Chicago, Illinois 60632

Manufacturers and Traders Trust Company,
  as Trustee
One Manufacturers and Traders Plaza
Buffalo, New York 14240

Attention: Corporate Trust Group

Dear Sirs:

     1. Manufacturers and Traders Trust Company, as Trustee (the "Trustee") under the Indenture of Trust, Series 1990, dated as of September 1, 1990 (the "Indenture"), between the Illinois Development Finance Authority (the "Issuer") and the Trustee, pursuant to which $4,000,000 original aggregate principal amount of the Illinois Development Finance Authority, Variable Rate Demand Industrial Development Revenue Bonds (Selfix, Inc. Project), Series 1990 (the "Bonds") have been issued, are hereby irrevocably authorized to draw on LaSalle National Bank (the "Bank") Irrevocable Letter of Credit No. 9200100377, for the account of Selfix, Inc. (the "Account Party"), available upon the terms and conditions hereinafter set forth, an aggregate amount not exceeding $3,476,165 (the "Stated Amount") of which (i) an amount not exceeding $3,200,000 (the "Principal Portion") may be drawn to pay the unpaid principal amount of Bonds when due upon maturity, acceleration or redemption or the portion of purchase price of Bonds equal to the principal amount of Bonds delivered to the Trustee for purchase by the Trustee pursuant to the Indenture which are not remarketed and (ii) an amount not exceeding $276,165 (which represents 210 days' accrued interest on the Bonds at an assumed rate of 15% per annum) (the "Interest Portion") may be drawn to pay up to 210 days' interest accrued on Bonds when due, or the portion of purchase price of Bonds equal to up to 210 days' interest accrued on Bonds delivered to the Trustee for purchase by the Trustee pursuant to the Indenture which are not remarketed, computed in each case at the actual rate from time to time applicable to the Bonds at the time outstanding (but not in excess of 15% per annum). The Stated Amount, the Principal Portion and the Interest Portion shall from time to time be reduced or reinstated as provided herein. This Letter of Credit is issued pursuant to a Reimbursement Agreement dated as of April 12, 1996, (the "Reimbursement Agreement") between the Account Party, Shutters, Inc., and the Bank, is effective immediately and expires on the Termination Date (as hereinafter defined).

     2. Funds under this Letter of Credit are available to the Trustee against presentation of the following documents:

         (A) if the drawing is being made with respect to any payment of principal of the Bonds upon redemption, acceleration or maturity (an "A Drawing"), a written certificate signed by the Trustee in the form of Exhibit A attached hereto appropriately completed,

         (B) if the drawing is being made with respect to payment of interest on the Bonds on any interest payment date, redemption date, acceleration date or maturity date for the Bonds (a "B Drawing"), a written certificate signed by the Trustee in the form of Exhibit B attached hereto appropriately completed,

         (C) if the drawing is being made with respect to payment of the portion of purchase price including accrued interest of Bonds equal to the principal amount of Bonds delivered to the Trustee for purchase in accordance with Section 401, 402, 403, 404 or 406 of the Indenture which are not remarketed (a "C Drawing"), a written certificate signed by the Trustee in the form of Exhibit C attached hereto appropriately completed.




        Presentation of such certificate(s) shall be made at our office located at LaSalle National Bank, 200 West Monroe Street, Suite 1100, Chicago, Illinois 60606, Attn: International Banking, or at any other office in the City of Chicago, Illinois which may be designated by us by written notice delivered to you, or shall be made in person or by tested Telex or TWX or other writing transmitted by telecopier facsimile sent to the following number(s), as applicable: Telex No. 190393(ANSWERBACK: LASBNK UT),Telecopier No.312-904-6303. Presentation of such certificate(s) may also be made by United States mail, postage prepaid, addressed as aforesaid, provided that presentation in such manner shall not constitute a "drawing" hereunder prior to the business day next succeeding the business day on which such certificate(s) are received by the Bank. Any drawing by telecopier or telex is deemed to be the operative instrument without the need of presenting originally signed documents or certificates.

     3. We hereby agree that all certificates presented under and in compliance with the terms of this Letter of Credit will be duly honored by us upon delivery of the certificate(s), as specified in paragraph 2 hereof, if presented at our aforesaid office on or before the Termination Date. If a drawing is made by you hereunder at or prior to 11:00 A.M., Chicago time, on a business day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you or your designee of the amount specified, in immediately available funds at or before 4:00 p.m. Chicago time, on the same business day. If a drawing is made by you hereunder after 11:00 A.M., Chicago time, on a business day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you or your designee of the amount specified, in immediately available funds at or before 4:00 p.m. Chicago time, on the next succeeding business day. Payment under this Letter of Credit shall be made to the Trustee or to the Trustee's designee as specified in the certificate presented pursuant to paragraph 2 hereof and shall be made to the account number specified in such certificate. We will pay all drawings under this Letter of Credit with our own funds. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, the Bank shall give you prompt notice that the purported demand was not effected in accordance with the terms and conditions of this Letter of Credit; provided, however, that any failure to give such notice shall not affect the Bank's rights and liabilities hereunder. As used in this Letter of Credit "business day" shall mean any day (a) other than a day on which banks located in Chicago, Illinois or New York, New York are authorized or required by law to close or to remain closed and (b) on which The New York Stock Exchange is open.

     4. Multiple drawings may be made hereunder, provided that each drawing honored by the Bank hereunder for the payment of principal or interest shall pro tanto reduce the amount available under this Letter of Credit for the payment of principal or interest, respectively, provided, however, with respect to any B Drawing by the Trustee to pay interest on the Bonds on any Interest Payment Date (as defined in the Indenture), if the Trustee shall not have received from the Bank within ten (10) days from the date the payment of such drawing a notice by telecopier, by telex or in writing that the Letter of Credit will not be reinstated to support the payment of 210 days interest at the assumed rate of 15% per annum for the aggregate principal amount of the Bonds then outstanding, the Trustee's right to draw under the Letter of Credit with respect to any payment of interest shall be reinstated on the eleventh calendar day following the date of the payment of such drawing in an amount equal to the amount of such drawing for the purpose of paying interest on the Bonds (other than Bonds subject to redemption, acceleration or maturity on such date). With respect to any C Drawing by the Trustee, the amount available under this Letter of Credit for payment of the purchase price of the Bonds shall be reinstated immediately in an amount equal to such drawing, but only to the extent that the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn. Payments made to or for the account of the Trustee in respect to any drawing (whether or not complying with terms of this Letter of Credit) shall reduce by the amount of such payment the amounts which the Trustee may draw hereunder notwithstanding any acts or omissions, whether authorized or unauthorized, of the Trustee or any officer, director, employee or agent of the Trustee in connection with this Letter of Credit. References to the Trustee and to an account held by the Trustee in this paragraph 4 shall be deemed to include any transferee of the Trustee specified in a transfer letter provided for in paragraph 10 hereof and any account specified by such transferee in accordance with paragraph 3 hereof.

     5. Upon any partial or full redemption of the outstanding principal amount of the Bonds during the term of this Letter of Credit, the Stated Amount shall be reduced to an amount which is equal to the sum of the aggregate principal amount of the Bonds outstanding (other than Bonds registered in the name of the Company or in the name of the Trustee for the account of the Company or pledged to the Bank), immediately following such partial redemption plus up to 210 days' interest thereon at an assumed rate of 15% per annum upon receipt by the Bank of the Trustee's written certificate in the form of Exhibit D hereto, stating that such redemption has occurred and setting forth the aggregate principal amount of Bonds then outstanding, other than Bonds registered in the name of the Account Party or in the name of the Trustee for the account of the Account Party or pledged to the Bank, and the interest thereon calculated as aforesaid.

     6. Only the Trustee or its transferee may make a drawing under this Letter of Credit. Upon the payment as provided in paragraph 3 of the amount specified in any certificate delivered pursuant hereto, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate and we shall not thereafter be obligated to make any further payments



                                 Page 3 of l4
under this Letter of Credit in respect of such certificate to the Trustee or its transferee or any other person or entity who may have made or makes a demand for payment of principal or purchase price of, or interest on, any Bond.

        7. This Letter of Credit applies only to the principal or portion of purchase price payable pursuant to the Indenture equal to the principal of the Bonds, and up to 210 days' interest accruing, or the portion of purchase price payable pursuant to the Indenture equal to up to 210 days' interest accruing, on the Bonds on or prior to the Termination Date at a rate not to exceed 15% per annum, and does not apply to any interest that may accrue thereon thereafter.

     8. This Letter of Credit shall automatically terminate and be delivered to the Bank for cancellation at the close of business at the office designated pursuant to paragraph 2 hereof upon the earliest to occur (the "Termination Date") of the following dates: (a) April 1, 1998 or, if such date is not a business day, the first business day following such date, as it may be extended pursuant to the terms hereof (the "Stated Expiration Date"), (b) any business day designated as the effective date in a certificate in the form of Exhibit D hereto appropriately completed and containing the certification provided for therein received by the Bank, provided such certificate certifies the reduction to zero of the Stated Amount (both the Principal Portion and the Interest Portion); (c) the date of our receipt of a certificate signed by a duly authorized officer of the Trustee stating that: "(i) an Alternate Credit Facility (as defined in the Indenture) has been obtained by the Account Party not less than 15 days prior to the date hereof, and (ii) upon receipt by the Bank of this certificate, its Letter of Credit No. 9200100377 shall terminate";
(d) the date of our receipt of a certificate signed by a duly authorized officer of the Trustee stating that: "(1) the Conversion Date (as defined in the Indenture) has occurred not less than 15 days prior to the date hereof and
(ii) upon receipt by the Bank of this certificate its Letter of Credit No. 9200100377 shall terminate"; (e) the date of our receipt of a certificate signed by a duly authorized officer of the Trustee stating that: "(i) no Bonds are Outstanding (as defined in the Indenture) and (ii) upon receipt by the Bank of this certificate its Letter of Credit No. 9200100377 shall terminate"; (f) the twentieth day following the date of the Trustee's receipt of a notice from the Bank that an Event of Default as defined in the Reimbursement Agreement has occurred and is continuing. Upon notice to the Trustee in the form of Exhibit F, the Stated Expiration Date shall be extended to the date specified in such notice.

        9. This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500, and any successor thereto (the "Uniform Customs"). This Letter of Credit shall be supplemented by the provisions (to the extent that such provisions are consistent with this Letter of Credit) of the laws of the State of Illinois including, without limitation, Article 5 of the Uniform Commercial Code as in effect in said State.


        10. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded the Trustee as trustee under the Indenture and such transferred Letter of Credit may be successively transferred. Transfer of this Letter of Credit to any such transferee shall be effected by the Bank upon presentation to us of this Letter of Credit for endorsement thereon of such transfer accompanied by a transfer form attached hereto as Exhibit E.

     11. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the Uniform Customs and the certificate(s) referred to herein, and such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for the Uniform Customs and such certificate(s).


                                        Very truly yours,


                                        LaSalle National Bank


                                        By:
                                          ----------------------------
                                        Title:
                                             -------------------------

                                   Exhibit A
                                       to
                          Irrevocable Letter of Credit
                                 No. 9200100377

                 CERTIFICATE FOR A PRINCIPAL PAYMENT DEMAND

     The undersigned hereby certifies to LaSalle National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 9200100377 (the "Letter of Credit") issued by the Bank in favor of Manufacturers and Traders Trust Company, as Trustee (the "Trustee") and for the account of Selfix, Inc. (the "Account Party"), that the undersigned is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:

     1. The Trustee is the Trustee under the Indenture.

     2. The Trustee hereby makes a demand for payment under the Letter of

Credit in the amount of $       . Such demand for payment is made with
respect to a payment of principal on the Bonds that is due and payable
on         , 19 , [This demand for payment is made with respect to a partial payment of the principal amount of Bonds, after which payment the aggregate
principal amount of Bonds outstanding shall be $      .] [This demand for
payment is made with respect to the payment of the entire outstanding principal amount of the bonds.]

     3. The amount hereby demanded does not exceed the Principal Portion available on the date hereof to be demanded under this Letter of Credit.

     4. The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     5. The amount hereby demanded is not, in whole or in part, with respect to the Pledged Bonds or with respect to any other Bond held of record by or for the account of the Account Party.

     6. The Trustee hereby directs you to make payment of the amount demanded hereby [by deposit] [by wire transfer] to account No. ____ at _________________.


     IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate  as of the ___ day of            , 19_.

                                         MANUFACTURERS AND TRADERS
                                         TRUST COMPANY, as Trustee


                                         By:
                                              -------------------------------
                                         Title:
                                               ------------------------------

                                   Exhibit B
                                       to
                          Irrevocable Letter of Credit
                                 No. 9200100377

                  CERTIFICATE FOR AN INTEREST PAYMENT DEMAND


     The undersigned hereby certifies to LaSalle National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 9200100377 issued by the Bank in favor of Manufacturers and Traders Trust Company, as Trustee (the "Trustee") and for the account of Selfix, Inc. (the "Account Party"), that the undersigned is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:


        1. The Trustee is the Trustee under the Indenture.

        2. The Trustee hereby makes a demand for payment under the Letter of
           Credit in the amount of $      . Such demand for payment is made
           with respect to a payment of interest on the Bonds that is due and
           payable on            , 19__. Of the amount demanded by this
           Certificate, $       of such amount is in respect of the payment of
           interest on Bonds which are subject to redemption, acceleration or maturity on such date.

        3. The amount hereby demanded does not exceed the Interest Portion available on the date hereof to be demanded under the Letter of Credit.

        4. The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

        5. The amount hereby demanded is not, in whole or in part, with respect to Pledged Bonds or with respect to any other Bonds held of record by or for the account of the Account Party.

        6. The Trustee hereby directs you to make payment of the amount demanded hereby [by deposit] [by wire transfer] to account No. __________ at________________________________.

                                 Page 7 Of l4

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _________________ , 19_.

                                        MANUFACTURERS AND TRADERS
                                        TRUST COMPANY, as Trustee


                                        By:
                                           ----------------------------------
                                        Title:
                                           ----------------------------------

                                   Exhibit C
                          Irrevocable Letter of Credit
                                 No. 9200100377

                CERTIFICATE FOR A PURCHASE PRICE PAYMENT DEMAND

     The undersigned hereby certifies to LaSalle National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 9200100377 (the "Letter of Credit") issued by the Bank in favor of Manufacturers and Traders Trust Company, as Trustee (the "Trustee") and for the account of Selfix, Inc. (the "Account Party"), that the undersigned is a duly authorized of the Trustee, that any capitalized terms used but not defined herein shall have its respective meaning set forth in the Letter of Credit, and that:

        1.  The Trustee is the Trustee under the Indenture.

        2. The Trustee hereby makes a demand for payment under the Letter of Credit in the amount of $____ . Such demand for payment is made with respect to the payment of the Purchase Price of Bonds tendered for purchase on ______, 19_, pursuant to Section 401, 402, 403, 404 or 406 of the Indenture, and not remarketed.

        3. (a) The portion of the Purchase Price corresponding to the interest accrued on such Bonds equals $_____________.

            (b) The portion of the Purchase Price corresponding to principal of such Bonds equals $ _______________.

        4. The demand for payment made hereby under the Letter of Credit does not exceed (i) in the case of the portion of the drawing corresponding to the interest on such Bonds, the Interest Portion available to be drawn under the Letter of Credit and (ii) in the case of the portion of the drawing corresponding to the principal of such Bonds, the Principal Portion available to be drawn under the Letter of Credit.

        5. The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

        6. The amount hereby demanded is not, in whole or in part, with respect to Pledged Bonds or with respect to any other Bonds held of record by or for the account of the Account Party.

        7. The Trustee hereby directs you to make payments of the amount demanded hereby [by deposit] [by wire transfer] to account No. ________at
____________________.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of this ____ day _________ of , 19__.



                                                 MANUFACTURERS AND TRADERS
                                                 TRUST COMPANY, as Trustee

                                                 By:
                                                    -------------------------
                                                 Title:
                                                     ------------------------

                                   Exhibit D
                          Irrevocable Letter of Credit
                                 No. 9200100377

                  CERTIFICATE FOR REDUCTION OF STATED AMOUNT

     The undersigned hereby certifies to LaSalle National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 9200100377 (the "Letter of Credit") issued by the Bank in favor of Manufacturers and Traders Trust Company, as Trustee (the "Trustee") and for the account of Selfix, Inc. (the "Account Party") that the undersigned is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:

        1.  The Trustee is the Trustee under the Indenture.

        2. Effective on __________, l9__ [insert date at least three Business Days after the date of the certificate], due to a partial or full redemption, the Stated Amount shall be reduced to $________ of which an amount not exceeding
(a) $_________ shall be the available Principal Portion of the Stated Amount for Bonds other than Bonds registered in the name of the Account Party or in the name of the Trustee for the account of the Account Party or pledged to the Bank, and (b) $ _________ shall be the available Interest Portion of the Stated Amount which amount equals 210 days' interest thereon at an annual rate of 15% per annum.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of __________, 19_.


                                        MANUFACTURERS AND TRADERS
                                        TRUST COMPANY, as Trustee

                                        By:
                                           --------------------------
                                        Title:
                                              -----------------------

                                   Exhibit E
                          Irrevocable Letter of Credit
                                 No. 9200100377

                            FORM OF TRANSFER LETTER


                                                      ______________, 19__
LaSalle National Bank
200 West Monroe Street
Suite 1100
Chicago, Illinois 60606
Attention: International Banking

        Re: LaSalle National Bank
            Irrevocable Letter of Credit No. 9200100377

Ladies and Gentlemen:

        For value received, the undersigned beneficiary hereby irrevocably transfers to:

        (Name of Transferee)

        (Address),

all rights of the undersigned beneficiary to make demands for payment under the above-referenced Letter of Credit (the "Letter of Credit") in its entirety. Said transferee has succeeded the undersigned Trustee under the Indenture of Trust, Series 1990, dated as of September 1, 1990, between the Illinois Development Finance Authority and the undersigned securing the $4,000,000 Illinois Development Finance Authority Variable Rate Demand Industrial Development Revenue Bonds (Selfix, Inc. Project) Series 1990.

        By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments of the Letter of Credit and whether now existing or hereafter made. All amendments of the Letter of Credit are to be advised directly to the transferee without the necessity of any consent of or notice to the undersigned beneficiary.

     The Letter of Credit is returned herewith. We ask that you endorse the reverse of the Letter of Credit and forward the Letter of Credit directly to the transferee with your customary notice of transfer.

                                         Very truly yours,

Signature Authenticated:                 [Name of Beneficiary]


                                         By:
---------------------------------           ----------------------------------
(Authorized Signature)                   Title:
                                               -------------------------------

Signature Authenticated:                  [Name of Transferee], as Trustee

                                         By:
---------------------------------           ----------------------------------
(Authorized Signature)                   Title:
                                               -------------------------------

                                   Exhibit F
                          Irrevocable Letter of Credit
                                 No. 9200100377
[Address to Trustee]

        Re:  LaSalle National Bank
             Irrevocable Letter of Credit No. 9200100377

Ladies and Gentlemen:

     Reference is hereby made to the Irrevocable Letter of Credit No. 9200100377 (the "Letter of Credit") issued by LaSalle National Bank in favor of Manufacturers and Traders Trust Company, as trustee (the "Trustee"), and for the account of Selfix, Inc. (the "Account Party"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Letter of Credit.

        The undersigned hereby notifies you that the Stated Expiration Date of the Letter of Credit has been extended to ____ 199_.



                                         LASALLE NATIONAL BANK



                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------

                                 EXHIBIT II

                   FORM OF OPINION OF COUNSEL TO ACCOUNT PARTY

                        [To be dated the Effective Date]


LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois 60603


        Re: Reimbursement Agreement, dated as of April 12, 1996 (the "Reimbursement Agreement"), by and among Selfix, Inc. (the "Account Party"), Shutters, Inc. (the "Guarantor"), and LaSalle National Bank (the "Bank")


Ladies and Gentlemen:

     We have acted as special counsel for the Account Party and the Guarantor in connection with the above-referenced Reimbursement Agreement securing the payment of the principal of and up to 210 days' accrued interest on and the par purchase price of the $4,000,000 Illinois Development Finance Authority Variable Rate Demand Industrial Development Revenue Bonds (Selfix, Inc. Project) Series 1990 (the "Bonds"). Terms used but not otherwise defined herein are used herein as defined in the Reimbursement Agreement.

     We have reviewed the original or an executed counterpart of the Reimbursement Agreement, the Letter of Credit, and the Security Documents. We have also made such other examinations and inquiries of fact and law as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. Based on the foregoing, we are of the opinion on the date hereof that:

     1. Each of the Account Party and the Guarantor is a corporation for profit duly organized, validly existing and in good standing under the laws of the States of Delaware and Illinois, respectively, and is duly qualified to do business in the State of Illinois.

     2. The Account Party has full corporate power and authority to execute, deliver and perform its obligations under the Reimbursement Agreement and the Security Documents. The Guarantor has full corporate power and authority to execute and deliver the Reimbursement Agreement. The Reimbursement Agreement and the Security Documents have been duly authorized by the corporate action necessary to be taken by the Account Party for the due execution, delivery and performance of those documents and duly executed and delivered by duly authorized corporate officers of the Account Party. The Reimbursement Agreement has been duly authorized by all corporate action necessary to be taken by the Guarantor for the due execution, delivery and performance of the Reimbursement Agreement and duly executed and delivered by duly authorized corporate officers of the Guarantor. Assuming the due authorization, execution and delivery of each such document by the other parties thereto, said documents constitute the legal, valid and binding obligations of the Account Party and the Guarantor (with respect to the Reimbursement Agreement) enforceable against the Account Party and the Guarantor (with respect to the Reimbursement Agreement) in accordance with their respective terms; subject to, and except to the extent that the enforcement thereof (but not validity), may be limited by laws relating to bankruptcy, reorganization, moratorium, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by applicable principles of equity; and we express no opinion as to the availability of the remedies of specific performance.

     3. No approval, consent or authorization of or other action by, and no notice to or filing or registration with, any governmental or public agency, authority or regulatory body not heretofore obtained or effected is required by either the Account Party or the Guarantor for the due execution, delivery and performance by the Account Party or the Guarantor of the Reimbursement Agreement or the Security Documents.

     4. The execution, delivery and performance by the Account Party of the Reimbursement Agreement and the Security Documents and the execution, delivery and performance by the Guarantor of the Reimbursement Agreement under the circumstances contemplated thereby, and in accordance with the respective terms of the Reimbursement Agreement and the Security Documents, will not violate in any material respect any law, judgment, order or regulation of any court or of any public or government agency or authority to which the Account Party, the Guarantor, or any of their respective properties is subject, any violation of which would have a material adverse effect on the Account Party's or the Guarantor's performance under the foregoing documents, will not on the part of the Account Party or the Guarantor conflict with or contravene any of the provisions of the charter or by-laws of the Account Party or the Guarantor, and any existing amendments thereto as of the date hereof, or any resolution adopted by the Board of Directors of the Account Party or the Guarantor or any committee thereof, will not conflict with or result in a breach or default under any indenture, mortgage, deed of trust or other agreement or instrument known to us after due inquiry to which the Account Party or the Guarantor is a party or by which the Account Party, or the Guarantor or their respective properties are bound, and will not of themselves result in or require the creation of any lien, security interest or other charges or encumbrances (except as provided in or contemplated by the Reimbursement Agreement and the Security Documents) upon or with respect to any of the Account Party's or the Guarantor's property.

     5. We have no actual knowledge of any litigation, arbitration proceedings, governmental proceedings or regulatory proceedings pending or threatened against the Account Party or the Guarantor (nor do we have any actual knowledge of any basis therefor) that relate to the transactions contemplated in the Reimbursement Agreement, or the Security Documents; or that would, if adversely determined, materially and adversely affect (i) the financial condition or continued operation of the Account Party or the Guarantor or (ii) the ability of the Account Party to perform its obligations under the Reimbursement Agreement and the Security Documents or of the Guarantor to perform its obligations under the Reimbursement Agreement.

        This opinion is rendered solely for the benefit of the addressees hereto in connection with the transactions contemplated herein and no other person or entity shall be entitled to rely on any matter set forth herein, or in any other context or for any other purpose. This opinion may not be quoted in whole or in part, or in any way published, nor may copies of this opinion be furnished or delivered to any other person or entity, without prior written consent of this firm. This opinion is limited to the matters set forth herein and no opinion is intended to be implied or may be inferred beyond those expressly stated herein.

                                  Respectfully submitted,

                                  MUCH, SHELIST, FREED, DENENBERG
                                  & AMENT, P.C.

                                 EXHIBIT III

                              SCHEDULE OF LIENS

     1. Mortgage and Loan Agreement dated as of October 1, 1984 and recorded December 18, 1984 as Document No. 897485, made by McHenry State Bank, as trustee under a trust agreement dated August 30, 1984 and known as Trust No. 3089, Mortgagor, to County of McHenry, Illinois, Mortgagee, to secure an indebtedness in the amount of $740,000, covering real estate commonly known as 12213 Highway 173, Hebron, Illinois.

     2. Liens arising pursuant to any Loan Documents.

     3. Capitalized lease obligation under a lease agreement for the premises at 4501 W. 47th Street, Chicago, Illinois in the amount of $ 1,846,844 as of March 29, 1996.






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